EXHIBIT 10.8

SIXTH LOAN MODIFICATION AGREEMENT

This Sixth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of May 16, 2011, and is effective as of May 15, 2011, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b) PARADIGM HOLDINGS, INC., a Nevada corporation, with offices at 9715 Key West Avenue, Rockville, Maryland  20850 (“Holdings”), PARADIGM SOLUTIONS CORPORATION, a Maryland corporation, with offices at 9715 Key West Avenue, Rockville, Maryland  20850 (“Solutions”), CALDWELL TECHNOLOGY SOLUTIONS LLC, a Maryland limited liability company, with offices at 9715 Key West Avenue, Rockville, Maryland  20850 (“Caldwell”) and TRINITY INFORMATION MANAGEMENT SERVICES, a Nevada corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Trinity”) (hereinafter, Holdings, Solutions, Caldwell and Trinity are jointly and severally, individually and collectively, referred to as “Borrower”).

1.           DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 13, 2007, evidenced by, among other documents, a certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, among Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of August 11, 2008, as further amend by a certain Second Loan Modification Agreement dated as of March 18, 2009, as further amended by a certain Third Loan Modification Agreement dated as of May 4, 2009, as further amended by a certain Fourth Loan Modification Agreement dated as of July 2, 2009 (the “Fourth Loan Modification Agreement”), as further amended by a certain Fifth Loan Modification Agreement dated as of June 11, 2010, and as affected and further amended by a certain Assumption Agreement dated as of May 6, 2011 (as amended and affected, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.           DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement, (b) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of May 6, 2011 between Bank and Holdings (the “Holdings IP Security Agreement”), (c) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of March 13, 2007 between Bank and Solutions (the “Solutions IP Security Agreement”), (d) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of July 5, 2007 between Bank and Caldwell (the “Caldwell IP Security Agreement”), and (e) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of September 5, 2007 between Bank and Trinity (the “Trinity IP Security Agreement”) (together with any other collateral security granted to Bank, the  “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.           DESCRIPTION OF CHANGE IN TERMS.

A.	Modification to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

“           “Maturity Date” is May 15, 2011.”

and inserting in lieu thereof the following:

“           “Maturity Date” is November 11, 2011.”

4.           CONSENTS.

(a)           Bank hereby acknowledges and agrees that the transactions contemplated by that certain Amendment to Senior Secured Subordinated Notes effective as of May __, 2011 among Holdings, Hale Capital Partners, LP (“Hale Capital”) and EREF PARA, LLC (“EREF PARA”) (the “Notes Amendment”) and that certain waiver letter dated May __, 2011 among Holdings, Hale Capital and EREF PARA shall not be deemed to be affiliate transactions prohibited by Section 7.7 of the Loan Agreement and, with respect to the Notes Amendment only, transactions prohibited by Section 7.8 of the Loan Agreement.

(b)           Bank hereby agrees that Holdings may make a payment to Hale in an amount equal to $756,766.60 and that Holdings may make a payment to EREF PARA in an amount equal to $743,233.41 upon the following terms and conditions: (i) such payments shall be made on or prior to May 26, 2011; (ii) Bank having received satisfactory evidence that the maximum face amount of letter of credit number SVBSF006331 dated as of May 26, 2010 issued by Bank has been reduced to $2,499,999.99; and (iii) such payments are made directly from money market account number 33000524327 maintained with Bank.

5.           FEES.  Borrower shall pay to Bank a modification fee equal to Twenty-Two Thousand Five Hundred Dollars ($22,500.00) which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6.           RATIFICATION OF IP SECURITY AGREEMENTS.

(a)           Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Holdings IP Security Agreement and acknowledges, confirms and agrees that the Holdings IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(b)           Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Solutions IP Security Agreement and acknowledges, confirms and agrees that the Solutions IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(c)           Caldwell hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Caldwell IP Security Agreement and acknowledges, confirms and agrees that the Caldwell IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(d)           Trinity hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Trinity IP Security Agreement and acknowledges, confirms and agrees that the Trinity IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

7.           RATIFICATIONS OF PERFECTION CERTIFICATES.

(a)           Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 6, 2011 between Holdings and Bank, and acknowledges, confirms and agrees the disclosures and information Holdings provided to Bank in such Perfection Certificate have not changed, as of the date hereof, except that the reference in Section 5(a) therein to “May 25, 2011” shall be deemed to be updated to refer to “November 25, 2011”.  In addition, upon the making of the payments described in Section 4(b) above, Bank acknowledges that such Perfection Certificate shall be automatically amended such that the second reference in Section 5(a) to $4,000,000 shall be deemed to be a reference to an amount equal to $4,000,000 minus the amount of such payments.

(b)           Except as set forth on Schedule 2 of the Fourth Loan Modification Agreement, Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 13, 2007 between Solutions and Bank, and acknowledges, confirms and agrees the disclosures and information Solutions provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

(c)           Except as set forth on Schedule 2 of the Fourth Loan Modification Agreement, Caldwell hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of July 5, 2007 between Caldwell and Bank, and acknowledges, confirms and agrees the disclosures and information Caldwell provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

(d)           Except as set forth on Schedule 2 of the Fourth Loan Modification Agreement, Trinity hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of September 5, 2007 between Trinity and Bank, and acknowledges, confirms and agrees the disclosures and information Trinity provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

8.           CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.           RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.           NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as of the date first written above.

BORROWER:	BANK:

PARADIGM HOLDINGS, INC.	SILICON VALLEY BANK

By: /s/ Richard Sawchak	By: /s/ Christine Egitto

Name: Richard Sawchak	Name: Christine Egitto

Title: SVP and CFO	Title: VP

PARADIGM SOLUTIONS CORPORATION

By: /s/ Richard Sawchak

Name:  Richard Sawchak

Title:   SVP and CFO

CALDWELL TECHNOLOGY SOLUTIONS LLC

By: /s/ Richard Sawchak

Name:  Richard Sawchak

Title:   Manager

TRINITY INFORMATION MANAGEMENT SERVICES

By: /s/ Richard Sawchak

Name:  Richard Sawchak

Title:   SVP and CFO